UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 17, 2011
SeaBright Holdings, Inc. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-34204 (Commission File Number)	56-2393241 (IRS Employer Identification No.)
1501 4th Avenue, Suite 2600 Seattle, Washington 98101 (Address of Principal executive offices, including Zip Code)
206-269-8500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 17, 2011, SeaBright Holdings, Inc. (the “Company”) held its annual meeting of stockholders.  All matters submitted to a vote of the Company’s stockholders, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 15, 2011, were approved.  The number of shares of common stock entitled to vote at the annual meeting was 22,355,755, representing the number of shares of common stock outstanding as of the record date, or March 23, 2011.

The results for each matter voted on were as follows:

a.      Election of Directors.  The following directors were elected for terms expiring at the next annual meeting:

	Votes for	Votes Withheld	Broker Non-Votes
John G. Pasqualetto	16,483,840	1,913,365	2,339,043
Joseph A. Edwards	16,295,723	2,101,482	2,339,043
William M. Feldman	15,692,233	2,704,972	2,339,043
Mural R. Josephson	15,691,933	2,705,272	2,339,043
George M. Morvis	15,840,086	2,557,119	2,339,043
Michael D. Rice	16,287,713	2,109,492	2,339,043

b.      Ratification of the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.  The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011 was ratified.

Shares Voted for Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
19,817,483	915,541	3,224	–

c.      Advisory vote on approval of the compensation of the Company’s named executive officers as disclosed in the proxy statement under “Executive Compensation.”  The compensation of the Company’s named executive officers as disclosed in the proxy statement under “Executive Compensation” was approved on an advisory basis.

Shares Voted for Proposal	Shares Voted Against Proposal	Abstain	Broker Non-Votes
12,282,205	5,804,420	310,580	2,339,043

d.      Advisory vote on the frequency of a stockholder vote on the compensation of the Company’s named executive officers.  Advisory votes regarding the frequency of a stockholder vote on the compensation of the Company’s named executive officers were as follows:

Every One Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
16,413,104	18,641	1,651,786	313,674	2,339,043

The option of every one year received the highest number of votes in the advisory vote on the frequency of a stockholder vote on compensation of the Company’s named executive officers.  In line with this recommendation by the Company’s stockholders, the Company’s board of directors has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required vote on the frequency of stockholder votes on executive compensation.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEABRIGHT HOLDINGS, INC.

Date: May 18, 2011	By:	/s/ John G. Pasqualetto
	Name:	John G. Pasqualetto
	Title:	Chairman, President and Chief Executive Officer

3